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Scudder California Tax-Free Income Fund

Class S Shares

Semiannual Report

February 28, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder California Tax-Free Income Fund	Ticker Symbol	Fund Number
Class S	SDCSX	409

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-SCUDDER. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

In the challenging environment of the past three-plus years, bonds have been one of the few investments to generate a positive return. Bonds have been helped by the same factors that have hurt stock prices during this time. These include slower economic growth, geopolitical tensions and a reduced appetite for risk among investors. Bonds - as a group - outperformed stocks in each of the past three years and have continued to outperform so far in 2003.

It is notable that stocks and bonds provided such vastly different reactions to the same set of factors. This situation demonstrates the continued importance of bonds to portfolio diversification. Consider that in the past three years, an investor whose portfolio was invested entirely in stocks likely would have experienced significant losses, but an investor who held both stocks and bonds likely would have seen both better returns and lower volatility. We encourage investors to keep this concept in mind when stocks recover and begin to outperform bonds.

It remains to be seen if the bond market can continue its impressive performance during the remainder of 2003. However, we believe our approach to managing the portfolio will help the fund outperform both its benchmark and its peers in the long term. We focus on individual security selection, diversification and risk management, and we avoid making "bets" on broader factors such as the direction of interest rates. We believe this steady, disciplined approach will help the fund generate attractive long-term performance for shareholders in the years ahead.

Sincerely,

Richard T. Hale
President
Scudder California Tax-Free Income Fund

Web site: myScudder.com	Toll-free: 1-800-SCUDDER

Performance Summary February 28, 2003

Average Annual Total Returns
Scudder California Tax-Free Income Fund	6-Month	1-Year	Life of Class*
Class S	2.01%	6.49%	7.35%
Lehman Brothers Municipal Bond Index++	3.36%	7.67%	7.76%

* On June 18, 2001, the Fund commenced Class S shares. Index comparisons begin June 30, 2001.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/03	$ 7.64
8/31/02	$ 7.66
Distribution Information: Six Months: Income Dividends	$ .17
February Income Dividend	$ .0267
SEC 30-day Yield+	3.70%
Tax Equivalent Yield+	6.64%
Current Annualized Distribution Rate+	4.56%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 44.31% (combined California state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - California Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	29	of	111	26

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder California Tax-Free Income Fund - Class S [] Lehman Brothers Municipal Bond Index++

Comparative Results
Scudder California Tax-Free Income Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,649	$11,285
	Average annual total return	6.49%	7.35%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,767	$11,327
	Average annual total return	7.67%	7.76%

The growth of $10,000 is cumulative.

++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder California Tax-Free Income Fund. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the bond market perform in the six-month period ended February 28, 2003?

A: Over the last six months, bonds continued to outperform stocks, with the Lehman Brothers Aggregate Bond Index1 gaining 4.74% and the Standard & Poor's 500 index (S&P 500)2 losing 7.29%. Throughout much of the period, investors remained concerned about the sluggish US economy, weak corporate earnings, the potential for a war with Iraq and the possibility of terrorist attacks. Municipal bonds posted admirable results, with the Lehman Brothers Municipal Bond Index rising 3.36%, as the relative stability of municipal bonds continued to hold appeal. In the fourth quarter of 2002, particularly in November and December, stocks and lower-quality bonds staged a rally. That boost was aided by the Federal Reserve Board's decision to cut the federal funds rate by 50 basis points, rather than by just 25 basis points, which the market had been anticipating. However, in January and February, worries about a war with Iraq and terrorist attacks heightened once again. Furthermore, the Federal Reserve Board's decision at its January meeting to keep interest rates unchanged, while noting a neutral bias on the marketplace, did little to propel the market further forward. As such, Treasury and municipal bonds regained favor again.

1 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
2 The S&P 500 is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.
Municipal bond yield curve

Source: Deutsche Investment Management Americas Inc.

Q: How did bond yields react during the period?

A: Bond yields generally declined in the six-month period ended February 28, 2003, though municipal bond yields declined less than Treasury bond yields. These lower yields can be attributed to the Fed's decision to cut the federal funds rate in November and to investors' general favoritism of less risky fare, particularly Treasury bonds, which has increased the price of Treasuries and decreased their yields.

Overall, the municipal bond yield curve steepened slightly over the last six months. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities. A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities has increased.) Much of the steepness in the yield curve occurred as a result of declining yields among short-maturity bonds. For instance, a five-year AAA-rated municipal bond yielded 2.44% as of February 28, 2003 - 55 basis points less than the 2.99% it was yielding as of August 31, 2002. (A basis point is one-hundredth of a percentage point.)

Q: How did Scudder California Tax-Free Income Fund perform during the period?

A: For the six-month period ended February 28, 2003, Scudder California Tax-Free Income Fund posted positive absolute results. The fund rose 2.01% (Class S shares) in the period. That result underperformed the fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 3.36%. The fund's total return slightly lagged the average return of the Lipper California Municipal Debt Funds category3, which gained 2.31%, according to Lipper Inc.For the six-month period ended February 28, 2003, Scudder California Tax-Free Income Fund posted positive absolute results. The fund gained 1.93% (Class A shares, unadjusted for sales charges) in the period. That result underperformed the fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 3.36%. It also slightly lagged the average peer in the Lipper California Municipal Debt Funds category3, which gained 2.31%, according to Lipper Inc.

3 The Lipper California Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in California.

Q: How did the fund's positioning contribute to its performance?

A: Solid credit selection aided results, but our exposure to five- to 10-year bonds held back returns. While we had prepared for underperformance in this area of the municipal bond yield curve, our hedging instruments did not work as well as anticipated. Our exposure to California general obligation bonds held back the fund's returns a bit in the period. California's general obligation bonds have tended to trade more weakly, as a result of fallout following the state's attempt to deregulate its power industry. In recent months, we purchased bonds with slightly longer maturities, while keeping the fund's duration neutral. As a result, we believe the fund should be well positioned when the yield curve normalizes.

Q: What issues impacted the California municipal bond market during the period?

A: Issuance of California bonds remained strong in the period. Specifically, in the fourth quarter of 2002, the California Department of Water Resources issued $6.3 billion in tax-exempt bonds - the largest in history. That issuance was designed to help pay back the state coffers that had been drained in previous years by the state's energy problems. In addition, overall issuance has risen as a result of California's refinancing of older bonds to take advantage of the historically low interest rates now available in the market.

The state of California struggled a bit during the period, but we believe that its overall economy remains solid. The state's credit rating was downgraded by two rating firms in the period. As a result, prices on California bonds have generally declined, and California municipal bonds have become cheaper vs. Treasuries. Like other states, California's state government has had trouble developing a balanced budget. The state is experiencing budgetary constraints as a result of the last few years of tougher economic times, which has led to reduced tax receipts. However, we believe the government will respond to these issues by decreasing expenses and/or generating more revenue through raising various taxes and issuing more debt, so that it is able to continue to fund its loan payments. Overall, we believe that tax-free bonds remain very attractive on an after-tax basis vs. US Treasury bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Portfolio Composition	2/28/03	8/31/02

Revenue Bonds	61%	70%
US Government Secured	8%	8%
General Obligation Bonds	31%	22%
	100%	100%

Quality	2/28/03	8/31/02

AAA	71%	71%
AA	3%	3%
A	15%	16%
BBB	6%	4%
Not Rated	5%	6%
	100%	100%

Effective Maturity	2/28/03	8/31/02

1-10 years	55%	59%
11-20 years	39%	37%
21+ years	6%	4%
	100%	100%

Interest Rate Sensitivity	2/28/03	8/31/02

Average Maturity	10.7 years	10.4 years
Duration	6.6 years	7.9 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
California 84.4%
ABAG Finance Authority, Stanford Health Systems, ETM, 6.0%, 11/1/2007 (b)	605,000	717,258
Anaheim, CA, Other (GO) Lease, Public Financing Authority, Public Improvements Project:
Series C, 6.0%, 9/1/2014 (b)	1,000,000	1,207,910
Series C, 6.0%, 9/1/2016 (b)	1,000,000	1,208,910
Series A, 6.0%, 9/1/2024 (b)	3,500,000	4,130,630
Anaheim, CA, Other (GO) Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (b)	1,455,000	733,727
Series C, Zero Coupon, 9/1/2018 (b)	1,000,000	476,680
Benicia, CA, School District GO, Unified School District:
Series A, Zero Coupon, 8/1/2017 (b)	1,735,000	880,842
Series A, Zero Coupon, 8/1/2018 (b)	1,510,000	724,845
Beverly Hills, CA, School District GO, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,096,760
Series A, 5.375%, 8/1/2021	1,230,000	1,333,025
Big Bear Lake, CA, Water & Sewer Revenue, Inverse Floater:
Rites-PA 597A, Series A, 10.716%**, 10/1/2010 (b)	1,700,000	2,392,121
Rites-PA 597B, Series B, 10.698%**, 4/1/2015 (b)	6,750,000	9,334,913
Burbank, CA, School District GO, Unified School District:
Series B, Zero Coupon, 8/1/2013 (b)	3,225,000	2,096,282
Series B, Zero Coupon, 8/1/2014 (b)	3,000,000	1,831,770
Cabrillo, CA, County (GO) Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (b)	4,000,000	1,807,560
California, ETM, 5.75%, 7/1/2021	880,000	1,046,170
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.375%, 5/1/2021	2,000,000	2,082,580
Series A, 5.375%, 5/1/2022	20,000,000	20,760,800
Series A, 5.875%, 5/1/2016	10,500,000	11,682,195
California, Electric Revenue, Department Water Supply, Series 309, 9.320%**, 5/1/2018 (b)	7,500,000	8,950,050
California, Electric Revenue, Efficiency Financing Authority:
5.5%, 4/1/2017 (b)	1,285,000	1,430,385
6.0%, 4/1/2010 (b)	1,500,000	1,769,535
6.0%, 4/1/2011 (b)	1,590,000	1,878,394
California, Higher Education Revenue, Series A, 5.25%, 11/1/2019 (b)	3,500,000	3,812,130
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego:
Zero Coupon, 10/1/2014 (b)	1,470,000	889,100
Zero Coupon, 10/1/2024 (b)	2,500,000	802,100
California, Higher Education Revenue, Educational Facilities Authority, University of San Francisco, 6.0%, 10/1/2016 (b)	6,640,000	7,664,486
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012 (e)	20,205,000	23,347,680
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Series A: 6.7%, 3/1/2011	825,000	834,974
Zero Coupon, 10/1/2012 (b)	4,900,000	3,334,058
California, Hospital & Healthcare Revenue, Statewide Communities Development Authority, Series B, 5.5%, 8/15/2034	10,000,000	10,170,900
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (b)	1,000,000	1,178,110
California, Multi Family Housing Revenue, Community Development Authority, Irvine Apartment Communities, Series A-4, 5.25%, 5/15/2025	1,000,000	1,049,450
California, Multi Family Housing Revenue, Housing Finance Agency:
Series A-II, 7.35%, 8/1/2003	430,000	439,047
Series A-II, 7.35%, 8/1/2004	460,000	490,746
Series A, 7.6%, 8/1/2006	4,030,000	4,145,339
Series A, 7.65%, 8/1/2007	2,335,000	2,398,417
California, Public Housing Revenue, Housing Finance Agency, Series A-II, 7.35%, 8/1/2005	495,000	535,392
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	4,187,750
California, Senior Care Revenue, Statewide Community Development Authority:
ETM, 5.6%, 11/15/2013	4,750,000	5,521,923
6.0%, 8/15/2017	1,000,000	1,157,130
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	1,500,000	1,737,300
California, Single Family Housing Revenue, Housing Finance Agency, AMT:
Series G, 5.7%, 2/1/2007 (b)	500,000	541,365
Series G, 5.8%, 2/1/2008 (b)	1,330,000	1,430,628
Series G, 5.9%, 2/1/2009 (b)	200,000	213,522
California, Single Family Housing Revenue, Mortgage Finance Authority, Series B, 7.3%, 6/1/2031	745,000	848,570
California, Special Assessment Revenue:
6.625%, 6/1/2040	4,250,000	4,123,945
6.75%, 6/1/2039	12,500,000	12,339,875
California, State (REV) Lease, Public Works Bond, California Community Colleges, Series A, 5.25%, 12/1/2014	2,000,000	2,127,840
California, State Agency (GO) Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010	3,365,000	4,181,450
Series A-2, 7.4%, 9/1/2010 (b)	1,000,000	1,272,760
California, State Agency (REV) Lease, Public Works Bond, Regents University, Series A, 5.25%, 6/1/2014 (b)	2,575,000	2,897,905
California, State GO:
5.0%, 11/1/2016	3,500,000	3,648,575
5.25%, 12/1/2019	5,000,000	5,221,300
5.5%, 5/1/2011	10,965,000	12,176,304
5.5%, 3/1/2016	9,000,000	9,728,460
5.875%, 10/1/2019	10,000,000	10,973,800
6.5%, 9/1/2010	1,305,000	1,547,808
California, Water & Sewer Revenue:
Series AA, 5.0%, 12/1/2020 (b) (d)	10,000,000	10,562,300
Series Y, 5.25%, 12/1/2018 (b) (d)	7,500,000	8,212,575
Series W, 5.5%, 12/1/2014	12,000,000	13,950,240
California, Water & Sewer Revenue, Department of Water Research Center Valley Project, Series X, 5.5%, 12/1/2017 (b)	5,500,000	6,382,420
California, Water & Sewer Revenue, Metropolitan Water District of Southern California:
Series A, 5.25%, 7/1/2014	5,210,000	5,797,375
Series A, 5.25%, 3/1/2017	3,160,000	3,448,002
Series B, 5.25%, 3/1/2017	7,400,000	8,074,436
California, Water & Sewer Revenue, South Placer Wastewater Authority, Series A, 5.5%, 11/1/2014 (b)	2,000,000	2,264,500
California, Water & Sewer Revenue, Water Department, Series Z, 5.0%, 12/1/2019 (b)	1,500,000	1,589,625
Capistrano, CA, School District GO, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (b)	1,000,000	1,194,550
Carlsbad, CA, School District GO, Unified School District, Zero Coupon, 11/1/2018 (b)	3,050,000	1,446,768
Carson, CA, Special Assessment Revenue, Redevelopment Project No. 1, Series B, Prerefunded, 6.0%, 10/1/2016	3,350,000	3,515,222
Castaic Lake, CA, Water & Sewer Revenue, Water System Improvement Project, Series A, 7.25%, 8/1/2007 (b)	1,000,000	1,219,020
Center, CA, School District GO, Unified School District, Series C, Zero Coupon, 9/1/2014 (b)	2,240,000	1,362,794
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (b)	1,290,000	1,516,537
Colton, CA, School District GO, Series A, 5.375%, 8/1/2026 (b)	2,500,000	2,669,450
Concord, CA, Special Assessment Revenue, Redevelopment Agency, Series 3, 8.0%, 7/1/2018 (b)	40,000	40,902
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, ETM, 7.75%, 5/1/2022	2,715,000	3,717,215
Corona, CA, Sales & Special Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (b)	9,240,000	10,757,208
Corona-Norco, CA, Sales & Special Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (b)	2,750,000	3,137,888
Del Mar, CA, Project Revenue, Race Track Authority, 6.0%, 8/15/2006	1,650,000	1,744,578
Dry Creek, CA, School District GO, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2011 (b)	1,180,000	856,114
Series A, Zero Coupon, 8/1/2016 (b)	555,000	299,223
Series A, Zero Coupon, 8/1/2021 (b)	1,920,000	762,566
Series A, Zero Coupon, 5/1/2022 (b)	1,385,000	520,940
Encinitas, CA, State GO, Unified School District, Zero Coupon, 8/1/2017 (b)	4,000,000	2,030,760
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (b)	7,000,000	3,017,000
Escondido, CA, School District GO, Unified High School District:
Zero Coupon, 5/1/2015 (b)	3,165,000	1,835,605
Zero Coupon, 5/1/2016 (b)	3,335,000	1,818,842
Zero Coupon, 11/1/2018 (b)	4,605,000	2,184,382
ETM, Zero Coupon, 11/1/2017 (b)	5,500,000	2,846,525
Foothill, CA, Eastern Corridor Agency: Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2011	6,000,000	6,743,400
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.15% to 1/1/2014	2,875,000	3,237,423
Series A, ETM, Zero Coupon, 1/1/2020	6,100,000	2,759,884
ETM, Zero Coupon, 1/1/2014	2,000,000	1,280,560
Series A, Zero Coupon, 1/1/2024	7,845,000	2,771,560
Foothill, CA: Series A, ETM, Step-up Coupon, 0% to 1/1/2005, 6.95% to 1/1/2007	575,000	603,796
Series A, Prerefunded, Step-up Coupon, 0% to 1/1/2005, 7.15% to 1/1/2013	975,000	1,097,909
ETM, Zero Coupon, 1/1/2018	10,000,000	5,095,300
ETM, Zero Coupon, 1/1/2020 (e)	10,000,000	4,524,400
Foothill, CA, School District GO, Zero Coupon, 8/1/2016 (b)	4,755,000	2,563,611
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, Prerefunded, 6.0%, 1/1/2016 (b)	11,000,000	13,143,350
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency: Step-up Coupon, 0.0% until 7/15/2009, 5.8% to 1/15/2020	6,500,000	5,018,325
Step-up Coupon 0.0% until 7/15/2009, 5.875% to 1/15/2026	5,000,000	3,513,850
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Zero Coupon, 1/15/2017 (b)	5,975,000	2,941,074
Zero Coupon, 1/15/2018 (b)	6,250,000	2,891,750
Zero Coupon, 1/15/2020 (b)	10,000,000	2,789,700
Fresno, CA, School District GO, Unified School District:
Series C, 5.9%, 2/1/2017 (b)	1,760,000	2,109,096
Series A, 6.4%, 8/1/2016 (b)	2,000,000	2,442,520
Hawthorne, CA, Special Assessment Revenue, Community Redevelopment Agency, Redevelopment Project Area 2, 6.625%, 9/1/2014	2,000,000	2,098,860
Healdsburg, CA, School District GO, Unified School District:
Zero Coupon, 7/15/2013 (b)	400,000	260,484
Zero Coupon, 7/15/2014 (b)	400,000	244,704
Hollister, CA, Water & Sewer Revenue, Joint Powers Financing Authority, 5.75%, 12/1/2011	3,815,000	3,932,197
Inland Empire, Other (GO) Lease, Solid Waste Financing Authority, Landfill Improvement Financing Project, Series B, ETM, 6.0%, 8/1/2006	1,000,000	1,145,050
Las Virgenes, CA, School District GO, Unified School District:
Series A, Zero Coupon, 11/1/2013 (b)	2,150,000	1,383,160
Series A, Zero Coupon, 11/1/2014 (b)	1,050,000	634,232
Series A, Zero Coupon, 11/1/2015 (b)	1,275,000	723,104
Zero Coupon, 11/1/2016 (b)	1,500,000	799,470
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,901,163
Series A, 6.0%, 5/15/2017 (b)	1,500,000	1,787,565
Series A, 6.0%, 5/15/2018 (b)	4,000,000	4,775,600
Long Beach, CA, Sales & Special Tax Revenue, Inverse Floater:
Rites-PA 651A, 10.688%**, 5/15/2016 (b)	4,215,000	5,840,726
Rites-PA 651B, 10.688%**, 5/15/2019 (b)	5,300,000	7,325,607
Los Angeles County, Core City (GO) Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (b)	1,000,000	1,198,540
Los Angeles County, County (GO) Lease, Disney Parking Project:
Zero Coupon, 9/1/2006	2,500,000	2,301,350
Zero Coupon, 3/1/2008	2,780,000	2,363,751
Zero Coupon, 9/1/2008	4,865,000	4,066,362
Los Angeles County, County (GO) Lease, Marina Del Rey:
Series A, 6.25%, 7/1/2003	565,000	572,119
Series A, 6.5%, 7/1/2008	2,500,000	2,574,025
Los Angeles, CA, Convention and Exhibition Center Authority, Certificates of Participation, Prerefunded, 9.0%, 12/1/2020	1,000,000	1,212,250
Los Angeles, CA, Airport Revenue, AMT:
Series A, 5.5%, 8/1/2014 (b)	6,895,000	7,611,942
Series B, 5.5%, 8/1/2016 (b)	6,500,000	7,062,900
Los Angeles, CA, Airport Revenue, Ontario International Airport, Series A, 5.9%, 5/15/2012 (b)	3,290,000	3,728,162
Los Angeles, CA, Core City (GO) Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,906,150
Los Angeles, CA, Pollution Control Revenue:
Series A, 6.0%, 6/1/2020 (b)	11,600,000	14,024,168
6.0%, 6/1/2021 (b)	2,000,000	2,402,800
Los Angeles, CA, Port Authority Revenue, Harbor Revenue, AMT, Series B, 6.25%, 8/1/2026 (b)	2,320,000	2,648,512
Los Angeles, CA, School District (GO) Lease, Unified School District, 5.625%, 7/1/2018 (b)	4,990,000	5,613,600
Los Angeles, CA, School District (GO) Lease, Unified School District, Inverse Floater:
Rites-PA 589A, 10.698%**, 7/1/2012	3,170,000	4,403,827
Rites-PA 589B, 10.698%**, 7/1/2013	1,485,000	2,081,569
Rites-PA 589C, 10.698%**, 7/1/2014	2,910,000	4,104,410
Rites-PA 589D, 10.698%**, 7/1/2015	3,560,000	5,063,922
Los Angeles, CA, School District GO, 9.39%**, 7/1/2020 (b)	3,125,000	3,616,125
Los Angeles, CA, State GO:
5.5%, 7/1/2014 (b)	14,340,000	16,404,960
Series E, 5.5%, 7/1/2017 (b)	5,000,000	5,614,800
Los Angeles, CA, Transportation/Tolls Revenue, Series B, 5.25%, 7/1/2015 (b)	11,800,000	13,058,820
Los Banos, CA, Other (REV) Lease, 6.0%, 12/1/2019	2,100,000	2,148,678
Lucia Mar, CA, School District GO, Series A, Zero Coupon, 8/1/2016 (b)	1,000,000	539,140
Merced, CA, School District GO, High School District:
Series A, Zero Coupon, 8/1/2014 (b)	2,045,000	1,248,657
Series A, Zero Coupon, 8/1/2015 (b)	2,090,000	1,198,657
Series A, Zero Coupon, 8/1/2016 (b)	2,140,000	1,153,760
Midpeninsula Regional Open Space District, CA, Other (GO) Lease, Zero Coupon, 9/1/2020 (b)	1,190,000	500,800
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	3,965,000	4,093,545
Modesto, CA, Electric Revenue, Irrigation District Financing Authority, Series A, 6.0%, 10/1/2015 (b)	7,000,000	8,080,030
Modesto, CA, Other (GO) Lease, Community Project, Series A, 5.6%, 11/1/2014 (b)	1,370,000	1,599,996
Mojave Desert & Mountain Region, CA, Resource Recovery Revenue, Solid Waste Joint Powers Authority, AMT, 7.875%, 6/1/2020	2,350,000	2,472,036
Montebello, CA, School District GO, Unified School District, Zero Coupon, 8/1/2013 (b)	1,945,000	1,264,269
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax:
6.5%, 12/1/2009	3,670,000	3,765,567
7.125%, 10/1/2023	2,810,000	2,814,889
Morgan Hill, CA, Core City GO, Zero Coupon, 8/1/2024 (b)	3,000,000	975,060
Murrieta Valley, CA, School District GO, Unified School District, Series A, Zero Coupon, 9/1/2016 (b)	2,500,000	1,342,700
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	274,884
Orange County, CA, County GO, 1.1%*, 8/1/2016 (b)	5,900,000	5,900,000
Oakland, CA, Port Authority Revenue, 5.75%, 11/1/2014 (b)	2,500,000	2,781,100
Oakland, CA, Single Family Housing Revenue, 7.1%, 1/1/2010	615,000	621,759
Orange County, CA, County (GO) Lease, 6.0%, 7/1/2026 (b)	13,000,000	14,921,660
Palmdale, CA, School District GO, School Building Project, Zero Coupon, 10/1/2019	1,420,000	634,470
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (b)	1,020,000	1,268,615
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	1,000,000	1,084,320
7.125%, 7/1/2026	2,000,000	2,148,420
Redwood City, CA, School District GO, Elementary School District, Zero Coupon, 8/1/2017 (b)	1,635,000	830,073
Richmond, CA, Other (GO) Lease, Joint Powers Finance Authority:
5.875%, 9/1/2006	500,000	540,925
6.6%, 9/1/2016	1,000,000	1,087,450
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (b)	2,495,000	1,052,541
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (b)	1,750,000	1,001,525
Zero Coupon, 6/1/2016 (b)	2,395,000	1,287,768
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,896,800
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,165,681
6.0%, 9/1/2011	850,000	923,959
6.125%, 9/1/2014	605,000	652,166
6.3%, 9/1/2021	1,500,000	1,583,595
Sacramento, CA, Electric Revenue, Municipal Utility District:
5.25%, 8/15/2016 (b)	1,340,000	1,464,781
5.25%, 8/15/2017 (b)	1,415,000	1,536,152
Series K, 5.75%, 7/1/2018 (b) (e)	5,170,000	6,137,255
Series G, 6.5%, 9/1/2013 (b)	1,270,000	1,546,073
Sacramento, CA, Electric Revenue, Power Authority Cogeneration Project:
6.0%, 7/1/2022 (b)	5,000,000	5,739,100
6.375%, 7/1/2010	2,300,000	2,463,530
6.5%, 7/1/2004	2,000,000	2,116,980
Sacramento, CA, Other (GO) Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,602,906
Series A, 5.4%, 11/1/2020 (b)	5,000,000	5,665,750
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	10,000,000	9,869,600
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (b)	2,685,000	1,421,520
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (b)	1,000,000	1,203,390
Series A, 6.0%, 9/1/2014 (b)	2,195,000	2,651,362
Series A, 6.0%, 9/1/2015 (b)	1,000,000	1,213,510
Salinas, CA, Other (GO) Lease, Capital Improvement Projects, Series A, 5.625%, 10/1/2017	2,000,000	2,135,680
Salinas, CA, School District GO, Series A, 5.375%, 6/1/2022 (b)	2,700,000	2,921,049
San Berardino, CA, County GO, Medical Center Financing Project:
5.5%, 8/1/2017 (b)	3,965,000	4,576,562
6.0%, 8/1/2009 (b)	3,000,000	3,543,060
San Bernadino, CA, Other (REV) Lease:
Series A, 5.25%, 11/1/2013 (b)	3,115,000	3,521,881
Series A, 5.25%, 11/1/2014 (b)	2,330,000	2,617,639
Series A, 5.25%, 11/1/2018 (b)	7,885,000	8,624,455
San Bruno Park, CA, School District GO:
Zero Coupon, 8/1/2014	1,010,000	616,696
Zero Coupon, 8/1/2016	1,000,000	539,140
Zero Coupon, 8/1/2017	1,000,000	507,690
Zero Coupon, 8/1/2019	1,100,000	497,079
San Diego, CA, School District GO, Election of 1998:
Series B, 6.0%, 7/1/2019 (b)	3,350,000	4,059,798
Series B, 6.05%, 7/1/2018 (b)	770,000	940,178
Series D, 5.25%, 7/1/2025 (b)	2,500,000	2,637,475
San Diego, CA, Special Assessment Revenue, Redevelopment Agency, Horton Project, Series B, Prerefunded, 6.625%, 11/1/2017	2,000,000	2,408,420
San Francisco, CA, Airport Revenue, Airport Communication:
Series 12A, 5.7%, 5/1/2013	5,470,000	5,822,760
Series 12A, 5.7%, 5/1/2014	6,795,000	7,164,308
San Francisco, CA, Airport Revenue, Inverse Floater:
Rites-PA 662A:
10.590%**, 5/1/2011	1,080,000	1,377,605
10.612%**, 5/1/2011	1,365,000	1,741,139
Rites-PA 662B, 10.109%**, 5/1/2012	1,445,000	1,776,454
Rites-PA 662C, 10.090%**, 5/1/2013	1,365,000	1,671,415
Rites-PA 662E, 10.108%**, 5/1/2015	1,530,000	1,860,755
Rites-PA 662F, 10.340%**, 5/1/2016	1,625,000	1,994,671
Rites-PA 662G, 10.764%**, 5/1/2014	1,445,000	1,772,625
Rites-PA 662H, 10.090%**, 5/1/2012	1,285,000	1,579,753
Rites-PA 662I, 10.090%**, 5/1/2013	1,535,000	1,879,577
San Francisco, CA, Core City (GO) Lease, Redevelopment Agency, George R. Moscone Convention Center, 6.75%, 7/1/2015	2,200,000	2,394,986
San Francisco, CA, Core City GO, 5.375%, 6/15/2017 (b)	1,540,000	1,696,556
San Francisco, CA, Hospital & Healthcare Revenue, Coventry Park Project, AMT, Series A, 8.5%, 12/1/2026	2,000,000	1,504,620
San Francisco, CA, Sales & Special Tax Revenue, Bay Area:
5.25%, 7/1/2015 (b)	1,750,000	1,923,950
5.25%, 7/1/2016 (b)	1,150,000	1,254,029
5.25%, 7/1/2018 (b)	2,465,000	2,658,922
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, 7.3%, 1/1/2004	1,000,000	1,052,870
ETM, 7.35%, 1/1/2005	2,500,000	2,787,025
ETM, 7.4%, 1/1/2007	6,000,000	7,253,760
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2006	200,000	190,580
ETM, Zero Coupon, 1/1/2010	1,500,000	1,195,425
ETM, Zero Coupon, 1/1/2014	3,680,000	2,356,230
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2012 (b)	25,420,000	17,905,848
Series A, Zero Coupon, 1/15/2015 (b)	12,065,000	7,090,118
Series A, Zero Coupon, 1/15/2016 (b)	3,485,000	1,926,578
Series A, Zero Coupon, 1/15/2017 (b)	3,965,000	2,065,170
Series A, Zero Coupon, 1/15/2018 (b)	2,640,000	1,300,517
Series A, Zero Coupon, 1/15/2019 (b)	3,185,000	1,477,649
Zero Coupon, 1/15/2026 (b)	15,000,000	4,437,150
San Jose, CA, Project Revenue, Finance Authority:
Series B, Zero Coupon, 11/15/2004	810,000	788,446
Series B, Zero Coupon, 11/15/2005	810,000	773,842
San Jose, CA, School District GO, Santa Clara County, Series D, 5.25%, 8/1/2016 (b)	3,060,000	3,348,405
San Jose, CA, School District GO, Unified School District:
Series A, Zero Coupon, 8/1/2015 (b)	2,570,000	1,473,946
Series A, Zero Coupon, 8/1/2017 (b)	1,350,000	685,382
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (b)	1,985,000	2,471,643
San Ysidro, CA, School District GO, 6.125%, 8/1/2021 (b)	1,400,000	1,643,082
Santa Ana, CA, Other GO, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (b)	2,000,000	2,465,740
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (b)	3,250,000	4,153,078
Santa Cruz County, CA, County (GO) Lease, Capital Facilties Project:
5.5%, 9/1/2017 (b)	1,005,000	1,166,705
5.5%, 9/1/2018 (b)	1,060,000	1,229,727
5.6%, 9/1/2019 (b)	1,115,000	1,300,257
5.6%, 9/1/2020 (b)	1,180,000	1,371,337
5.65%, 9/1/2024 (b)	1,445,000	1,664,842
5.65%, 9/1/2025 (b)	1,520,000	1,750,462
5.65%, 9/1/2026 (b)	1,605,000	1,849,377
Santa Cruz County, CA, Multi Family Housing Revenue, Housing Authority, Series A, 7.75%, 7/1/2023	2,000,000	2,004,100
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (b)	3,675,000	4,764,564
Series B, 7.25%, 8/1/2013 (b)	3,400,000	4,433,974
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority 1-2-2A and 8, Series A, 7.25%, 8/1/2006 (b)	465,000	552,043
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority 3, 3A, 4 and 4A, Series B, 7.25%, 8/1/2005 (b)	2,895,000	3,308,290
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	2,048,027
6.375%, 9/1/2030	1,000,000	1,021,330
6.375%, 9/1/2030	3,990,000	4,090,947
South San Francisco, CA, Sales & Special Tax Revenue, Capital Improvements Financing Authority, Conference Center, 6.125%, 9/1/2018	3,925,000	4,023,518
South Tahoe, CA, Electric Revenue, Joint Powers Finance Authority, Series A, 7.3%, 10/1/2007	12,500,000	13,177,000
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	7,300,200
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,137,520
Southern California, Single Family Housing Revenue, Home Finance Authority, Series A, 6.75%, 9/1/2022	215,000	217,335
Southern California, Water & Sewer Revenue, Metropolitan Water District, Series A, 5.75%, 7/1/2021	1,120,000	1,305,013
Stockton, CA, Special Assessment Revenue, Community Facilities District, Brookside Estates, 6.2%, 8/1/2015	2,000,000	2,108,900
Tahoe Truckee, CA, School District GO, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (b)	3,600,000	1,338,192
Temple City, CA, School District GO, Series A, Zero Coupon, 8/1/2015 (b)	1,250,000	716,900
Torrance, CA, Hospital & Healthcare Revenue, Torrance Memorial Medical Center, 5.5%, 6/1/2031	2,950,000	3,008,705
Tustin, CA, Sales & Special Tax Revenue, 6.375%, 9/1/2035	2,000,000	2,461,100
Tustin, CA, School District (GO) Lease, 6.25%, 9/1/2021	750,000	918,083
Ukiah, CA, School District GO, Unified School District, Zero Coupon, 8/1/2016 (b)	2,000,000	1,078,280
Watsonville, CA, Watsonville Community Hospital, Series A, ETM, 5.95%, 7/1/2007	1,135,000	1,318,711
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	865,000	994,491
		914,544,282
Puerto Rico 14.8%
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017	10,605,000	12,152,800
Series KK, 5.5%, 7/1/2016 (b)	10,000,000	11,725,600
5.5%, 7/1/2018 (b)	3,665,000	4,288,307
5.5%, 7/1/2019 (b)	2,690,000	3,136,917
Series HH, Prerefunded, 5.75%, 7/1/2014 (b)	7,500,000	8,842,050
Series HH, Prerefunded, 5.75%, 7/1/2015 (b)	2,300,000	2,711,562
Series HH, Prerefunded, 5.75%, 7/1/2016 (b)	5,000,000	5,894,700
Puerto Rico, Electric Revenue, Electric Power Authority, Inverse Floater, Rites-PA 1044, 18.740%**, 7/1/2015 (b)	6,250,000	10,580,125
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2014 (b)	2,075,000	2,357,200
Series A, 5.625%, 7/1/2015 (b)	2,190,000	2,487,840
Series A, 5.625%, 7/1/2016 (b)	2,215,000	2,516,240
5.625%, 7/1/2017 (b)	2,345,000	2,635,334
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority:
Series Z, 6.0%, 7/1/2018 (b)	7,250,000	8,895,460
Series Y, 6.25%, 7/1/2014 (b)	3,000,000	3,711,060
Series Z, 6.25%, 7/1/2014 (b)	1,000,000	1,237,020
Puerto Rico, Sales & Special Tax Revenue, Inverse Floater, Rites-PA 620B, 10.757%**, 7/1/2014 (b)	5,000,000	7,155,600
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, Inverse Floater:
Rites-PA 645B, 10.277%**, 8/1/2013 (b)	2,395,000	3,130,672
Rites-PA 645C, 10.527%**, 8/1/2014 (b)	2,500,000	3,307,100
Rites-PA 645D, 10.777%**, 8/1/2015 (b)	2,225,000	2,975,381
Puerto Rico, Sales & Special Tax Revenue, Public Improvements, Inverse Floater, Rites-PA 944B, 9.777%**, 7/1/2016 (b)	6,625,000	8,793,363
Puerto Rico, State GO:
5.5%, 7/1/2015 (b)	4,960,000	5,819,072
5.65%, 7/1/2015 (b)	1,000,000	1,187,920
Puerto Rico, State GO, Public Building Authority, Series A, ETM, 6.25%, 7/1/2013 (b)	1,000,000	1,236,840
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority:
Series A, 5.5%, 7/1/2014 (b)	5,000,000	5,850,000
Series E, 5.5%, 7/1/2020 (b) (e)	14,155,000	16,471,466
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority, Inverse Floater:
11.210%**, 8/11/2010 (b)	3,610,000	5,291,719
11.210%**, 3/9/2012 (b)	2,825,000	4,213,149
Puerto Rico, Water & Sewer Revenue, Public Finance Corp, Series A, 5.5%, 8/1/2015 (b)	3,455,000	3,918,903
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Z, 6.25%, 7/1/2016	750,000	937,733
Puerto RIco Commonwealth, Sales & Special Tax Revenue, Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,205,340
Puerto Rico Commonwealth, State GO, 6.5%, 7/1/2015 (b)	4,000,000	5,076,320
		160,742,793
Virgin Islands 0.8%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,332,350
Total Investment Portfolio - 100.0% (Cost $978,452,289) (a)		1,083,619,425

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of February 28, 2003.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compare $114,214,373 and aggregating 10.7% of net assets, are shown at their current rate as of February 28, 2003.
(a) The cost for federal income tax purposes was $978,080,960. At February 28, 2003, net unrealized appreciation for all securities based on tax cost was $105,538,465. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,913,366 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,374,901.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) When-issued or forward delivery securities (see Notes to Financial Statements).
(e) At February 28, 2003, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At February 28, 2003, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10-year SWAP Future	6/16/2003	193	21,890,772	22,008,031	(117,259)
10-year US Treasury Note	6/19/2003	697	80,036,466	80,416,375	(379,909)
Total net unrealized depreciation on futures contracts sold short					(497,168)

The accompanying notes are an integral part of the financial statements.

At February 28, 2003, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
1/9/2003 4/9/2011	25,000,000+	Fixed-3.40%	Floating-BMA	(425,000)
1/27/2003 4/9/2011	60,000,000++	Fixed-3.392%	Floating-BMA	(1,032,000)
12/6/2002 3/5/2013	16,000,000++++	Fixed-4.697%	Floating-LIBOR	(750,400)
12/11/2002 3/10/2013	37,000,000++	Fixed-4.634%	Floating-LIBOR	(1,602,100)
12/13/2002 3/12/2013	20,000,000++++	Fixed-4.578%	Floating-LIBOR	(710,000)
12/12/2002 3/11/2013	18,500,000++	Fixed-4.573%	Floating-LIBOR	(712,250)
2/27/2003 5/27/2013	20,000,000++	Fixed-4.32%	Floating-LIBOR	(178,000)
Total net unrealized depreciation on open interest rate swaps				(5,409,750)

Counter Parties

+ Merrill Lynch
++ Lehman Brothers
++ Goldman Sachs
++++ Morgan Guaranty

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $978,452,289)	$ 1,083,619,425
Cash	37,351
Receivable for investments sold	9,753,126
Interest receivable	12,641,453
Receivable for Fund shares sold	279,636
Other assets	144,000
Total assets	1,106,474,991
Liabilities
Payable for investments purchased	10,202,868
Payable for when-issued and forward delivery securities	18,248,276
Dividends payable	503,208
Payable for Fund shares redeemed	1,626,745
Payable for daily variation margin on open futures contracts	372,453
Unrealized depreciation on interest rate swaps	5,409,750
Accrued management fee	468,033
Other accrued expenses and payables	234,800
Total liabilities	37,066,133
Net assets, at value	$ 1,069,408,858
Net Assets
Net assets consist of: Undistributed net investment income	712,405
Net unrealized appreciation (depreciation) on: Investments	105,167,136
Other assets	144,000
Futures	(497,168)
Interest rate swaps	(5,409,750)
Accumulated net realized gain (loss)	(10,722,932)
Paid-in capital	980,015,167
Net assets, at value	$ 1,069,408,858

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited) (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($318,780,361 / 41,748,746 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.64
Class A Net Asset Value and redemption price per share ($713,289,718 / 93,353,560 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.64
Maximum offering price per share (100 / 95.5 of $7.64)	$ 8.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($29,313,968 / 3,832,078 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.65
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($8,024,811 / 1,056,725 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.59
Maximum offering price per share (100 / 99 of $7.59)	$ 7.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Income: Interest	$ 27,330,200
Expenses: Management fee	2,787,431
Administrative fee	528,427
Distribution service fees	773,094
Trustees' fees and expenses	15,119
Other	7,225
Total expenses, before expense reductions	4,111,296
Expense reductions	(1,596)
Total expenses, after expense reductions	4,109,700
Net investment income	23,220,500
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,414,450
Futures	(5,847,864)
Interest rate swaps	(6,017,005)
(3,450,419)
Net unrealized appreciation (depreciation) during the period on: Investments	540,631
Other assets	(144,000)
Futures	1,899,144
Interest rate swaps	(1,797,250)
498,525
Net gain (loss) on investment transactions	(2,951,894)
Net increase (decrease) in net assets resulting from operations	$ 20,268,606

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income	$ 23,220,500	$ 48,888,752
Net realized gain (loss) on investment transactions	(3,450,419)	8,855,284
Net unrealized appreciation (depreciation) on investment transactions during the period	498,525	(991,955)
Net increase (decrease) in net assets resulting from operations	20,268,606	56,752,081
Distributions to shareholders from: Net investment income: Class S	(7,179,129)	(14,638,462)
Class A	(15,601,968)	(32,469,093)
Class B	(531,164)	(1,087,202)
Class C	(128,897)	(204,115)
Fund share transactions: Proceeds from shares sold	44,787,206	98,923,190
Reinvestment of distributions	14,045,997	28,698,977
Cost of shares redeemed	(63,925,691)	(179,074,551)
Net increase (decrease) in net assets from Fund share transactions	(5,092,488)	(51,452,384)
Increase (decrease) in net assets	(8,265,040)	(43,099,175)
Net assets at beginning of period	1,077,673,898	1,120,773,073
Net assets at end of period (including undistributed net investment income of $712,405 and $933,063, respectively)	$ 1,069,408,858	$ 1,077,673,898

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S
Years Ended August 31,	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 7.66	$ 7.60	$ 7.32
Income from investment operations: Net investment income	.17	.35	.07
Net realized and unrealized gain (loss) on investment transactions	(.02)	.05	.28
Total from investment operations	.15	.40	.35
Less distributions from:
Net investment income	(.17)	(.34)	(.07)
Net asset value, end of period	$ 7.64	$ 7.66	$ 7.60
Total Return (%)	2.01**	5.56	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	319	321	325
Ratio of expenses before expense reductions (%)	.68*	.68	.70*
Ratio of expenses after expense reductions (%)	.68*	.68	.68*
Ratio of net investment income (%)	4.47*	4.68	4.72*
Portfolio turnover rate (%)	14*	24	26*
[a] For the six months ended February 28, 2003 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.67% to 4.68%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (commencement of operations) to August 31, 2001.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder California Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors and are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. No interest accrues to the Fund until the effective date. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $6,924,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($5,623,000) and August 31, 2009 ($1,301,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion primarily of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 1,604,055
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (6,924,000)
Unrealized appreciation (depreciation) on investments	$ 105,233,800

In addition, during the year ended August 31, 2002 the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 48,398,872

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

At February 28, 2003, other receivables of $144,000 have been valued in good faith by the Valuation Committee of the Trustees.

B. Purchases and Sales of Securities

During the year ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $77,359,932 and $83,357,647, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.075%, 0.125% and 0.175% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended February 28, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2003
Class S	$ 237,124	$ 36,658
Class A	266,518	44,298
Class B	18,469	3,037
Class C	6,316	1,109
	$ 528,427	$ 85,102

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class B	$ 110,790	$ 17,781
Class C	27,043	4,613
	$ 137,833	$ 22,394

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2003	Effective Rate
Class A	$ 593,352	$ 120,680	0.17%
Class B	33,976	5,151	0.23%
Class C	7,933	1,312	0.22%
	$ 635,261	$ 127,143

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2003 aggregated $37,523. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended February 28, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2003, the CDSC for Class B and C shares was $26,509 and $975, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2003, SDI received $6,465.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,596 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	1,371,728	$ 10,448,862	3,347,886	$ 25,041,175
Class A	3,924,169	29,898,457	8,712,898	65,132,817
Class B	383,292	2,930,999	851,651	6,396,674
Class C	199,648	1,508,888	315,266	2,352,524
		$ 44,787,206		$ 98,923,190
Shares issued to shareholders in reinvestment of distributions
Class S	633,057	$ 4,804,567	1,292,962	$ 9,647,941
Class A	1,161,216	8,820,769	2,446,932	18,269,091
Class B	43,710	332,411	86,799	649,002
Class C	11,691	88,250	17,909	132,943
		$ 14,045,997		$ 28,698,977
Shares redeemed
Class S	(2,146,615)	$ (16,354,160)	(5,486,437)	$ (40,996,193)
Class A	(5,692,942)	(43,413,511)	(16,317,811)	(121,976,195)
Class B	(495,720)	(3,785,073)	(1,380,003)	(10,326,875)
Class C	(49,780)	(372,947)	(769,701)	(5,775,288)
		$ (63,925,691)		$ (179,074,551)
Net increase (decrease)
Class S	(141,830)	$ (1,100,731)	(845,589)	$ (6,307,077)
Class A	(607,557)	(4,694,285)	(5,157,981)	(38,574,287)
Class B	(68,718)	(521,663)	(441,553)	(3,281,199)
Class C	161,559	1,224,191	(436,526)	(3,289,821)
		$ (5,092,488)		$ (51,452,384)

Account Management Resources

For shareholders of Scudder funds

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call SAIL™ - 1-800-343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Call a Scudder representative at 1-800-SCUDDER
Please address all written correspondence to	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence
P.O. Box 219669
Kansas City, MO 64121-9669

July 2002